AFL-CIO Housing Investment Trust Finances

Substantial Rehabilitation in Minnesota

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $55.6 million acquisition and substantial rehabilitation of Amber Union in Falcon Heights. The adaptive reuse development involves the conversion of an existing historic office building into a 125-unit, 100% affordable, apartment building. Constructed in the 1940s as the headquarters of the Farmers Union Grain Terminal Association, the site consists of two buildings that are listed on the National Register of Historic Places: a three-story office building and a skyway-attached two-story event center/annex. When the project is complete, there will be an abundance of on-site amenities that the residents can enjoy including a fitness center, grilling stations with lounge seating, outdoor workplace/flex space, historic auditorium and community kitchen.

The HIT committed $18.3 million in construction and permanent financing to the project through the purchase of Ginnie Mae securities.

In addition to creating union construction work and other economic benefits seen here, Amber Union’s 125 units will be restricted to individuals and families earning 50% or less of the Twin Cities Metro’s Area Median Income (AMI). Residents will benefit from the project’s location on the METRO A Bus Rapid Transit line and its proximity to employment opportunities, shopping, and parks. Additionally, the renovations will include green features such as new solar panels, storm water management system, high efficiency tank and LED lighting.

The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government-and agency-insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a 35+ year track record demonstrating the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to achieve the collateral benefits of creating jobs for union members in the construction trades and related industries and building affordable and workforce housing. More information is available on the HIT’s website, www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations

Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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